Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CF INDUSTRIES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CF INDUSTRIES HOLDINGS, INC. 4 PARKWAY NORTH DEERFIELD, IL 60015-2590 CF INDUSTRIES HOLDINGS, INC. 2022 Annual Meeting Vote by May 10, 2022 11:59 PM ET You invested in CF INDUSTRIES HOLDINGS, INC. and it’s time to vote! This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022. Vote Virtually at the Meeting May 11, 2022 10:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/CF2022 ATTENDANCE AT MEETING The 2022 Annual Meeting of Shareholders will be conducted virtually at www.virtualshareholdermeeting.com/CF2022. Shareholders as of the record date (March 18, 2022) may attend, vote at and submit questions at the meeting virtually by logging in at www.virtualshareholdermeeting.com/CF2022. To log in, you will need the 16-digit control number shown above. During the meeting, the list of our shareholders of record will be available for viewing by shareholders at www.virtualshareholdermeeting.com/CF2022. To view the list of shareholders, you will be required to enter the 16-digit control number shown above. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com Control # D72942-TBD Get informed before you vote View the Notice of Annual Meeting of Shareholders and Proxy Statement and the 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72943-TBD THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Against 1. Election of Directors Nominees: 1c. Deborah L. DeHaas 1a. Javed Ahmed 1d. John W. Eaves 1b. Robert C. Arzbaecher 1e. Stephen J. Hagge 1f. Jesus Madrazo Yris 1g. Anne P. Noonan 1h. Michael J. Toelle 1i. Theresa E. Wagler 1j. Celso L. White 1k. W. Anthony Will 2. Approval of an advisory resolution regarding the compensation of CF Industries Holdings, Inc.’s named executive officers. 4. Ratification of the selection of KPMG LLP as CF Industries Holdings, Inc.’s independent registered public accounting firm for 2022. 5. Shareholder proposal regarding the ownership threshold required to call a special meeting of shareholders, if properly presented at the meeting. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For For 3. Approval of CF Industries Holdings, Inc.’s new 2022 Equity and Incentive Plan.